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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 11, 2002
                        (Date of earliest event reported)

                              BROADVIEW MEDIA, INC.
                          Commission File Number 0-8508
        (Exact name of Small Business Issuer as specified in its charter)


Minnesota                        41-0641789
(State of Incorporation)         (IRS Employee Identification No.)


                               4455 W. 77th Street
                          Minneapolis, Minnesota 55435
          (Address of principal executive offices, including zip code)

                                  952 835-4455

              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)





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Item 4.  Changes in Registrant's Certifying Accountants


(A)      PREVIOUS INDEPENDENT ACCOUNTANTS

(i.) On April 11, 2002, Broadview Media, Inc. engaged the accounting firm of Lurie Besikof Lapidus & Company, LLP as the independent public accountants to audit Broadview Media, Inc.'s financial statements for the fiscal year ended March 31, 2002, to replace the firm of Boulay, Heutmaker, Zibell & Co. P.L.L.P., which was the principal independent public accountant for Broadview Media, Inc.'s most recent certified financial statements.


(ii) The reports of Boulay, Heutmaker, Zibell & Co. P.L.L.P. on the Registrant's financial statements for the past two years ended March 31, 2001 and March 31, 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) The Registrant's Audit Committee participated in and recommended to the Board of Directors of the Registrant the decision to change independent accountants.

(iv) In connection with its audits for the two most recent fiscal years and through April 11, 2002, there have been no disagreements with Boulay, Heutmaker, Zibell & Co. P.L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Boulay, Heutmaker, Zibell & Co. P.L.L.P., would have caused them to make reference thereto in their report on the financial statements for such years.

     (v) The Registrant delivered a copy of this Form 8-K report to Boulay, Heutmaker, Zibell & Co. P.L.L.P. on April 16, 2002. Concurrently therewith, the Registrant requested that Boulay, Heutmaker, Zibell & Co. P.L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. Attached hereto as Exhibit 1 is a copy of the letter of Boulay, Heutmaker, Zibell & Co. P.L.L.P. to the SEC dated April 17, 2002.

(B)      NEW INDEPENDENT ACCOUNTANTS


     (i) The Board of Directors of the Registrant has approved the engagement of Lurie Besikof Lapidus & Company, LLP as its new independent accountants for the fiscal year ending March 31, 2002. During the two most recent fiscal years and through April 11, 2002, the Registrant has not consulted with Lurie Besikof Lapidus & Company, LLP on items which concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304 (a) (2)).




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Item 7. Financial Statements and Exhibits

16.1 Letter from Boulay, Heutmaker, Zibell & Co. P.L.L.P. to the Securities and Exchange Commission dated April 17, 2002.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Broadview Media, Inc.


                                       By /s/ Kenneth Ritterspach
                                          -------------------------------------
                                       Name:  Kenneth Ritterspach
                                       Title: President



Date: April 17, 2002




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                                  EXHIBIT INDEX


Exhibit     Description                                               Page


16.1        Letter from Boulay, Heutmaker, Zibell & Co. P.L.L.P.
            to the Securities and Exchange Commission dated
            April 17, 2002.                                            5























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